Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, net
Schedule of property and equipment

	December 31,	December 31,
	2019	2020
	RMB’000	RMB’000
Electronic equipment and computers	16,274	16,502
Office furniture and equipment	2,130	2,398
Leasehold improvement	4,191	4,645
Total	22,595	23,545
Less: accumulated depreciation	(6,631)	(11,617)
Less: impairment	—	(7,987)
Property and equipment, net	15,964	3,941